SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
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Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 5, 2012.

LOGITECH INTERNATIONAL S.A.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: July 13, 2012
Date: September 5, 2012 Time: 2:30 PM
Location:	Palais de Beaulieu Lausanne, Switzerland

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Combined Document

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 22, 2012 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1	Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2012

2	Advisory vote on executive compensation

3	Appropriation of retained earnings and distribution of capital contribution reserves

3.1	Appropriation of retained earnings

3.2	Distribution of capital contribution reserves

4	Reduction of share capital by cancellation of repurchased shares

5	Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan

6	Authorization to exceed 10% holding of own share capital

7	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2012

8	Decrease of the term of office for members of the Board of Directors

9	Elections to the Board of Directors

9.1	Re-election of Mr. Erh-Hsun Chang

9.2	Re-election of Mr. Kee-Lock Chua

9.3	Election of Mr. Didier Hirsch

10	Re-election of PricewaterhouseCoopers S.A. as Logitech’s auditors and ratification of the appointment of PricewaterhouseCoopers LLP as Logitech’s independent registered public accounting firm for fiscal year 2013

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions